INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2023
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

15.    INTANGIBLE ASSETS, NET

Intangible assets and their related amortization are as follow (RMB in thousands):

	As of December 31,
	2022	2023
	RMB	RMB
Trademark	1,230	1,823
Computer software	135,218	198,429
Intellectual properties	—	544,198
Less: accumulated amortization	(56,848)	(175,363)
Intangible assets, net	79,600	569,088

Amortization expense was RMB12 million, RMB17 million and RMB122 million for the years ended December 31, 2021, 2022 and 2023, respectively. The estimated amortization expense for each of the five succeeding fiscal years is RMB89 million.

For the years ended December 31, 2021, 2022 and 2023, the Group disposed certain intangible assets with the net book value amounting of nil, nil and RMB14 million and recognized related disposal loss amounted to nil, nil and RMB14 million, respectively.